UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

LINDBLAD EXPEDITIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001 per share	LIND	The NASDAQ Stock Market LLC
Warrants, each to purchase one share of Common Stock at an exercise price of $11.50	LINDW	The NASDAQ Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of Lindblad Expeditions Holdings, Inc. (the “Company”) was held on June 10, 2019. As of the record date, April 16, 2019, 45,798,866 shares of the Company’s common stock were outstanding and entitled to vote at the 2019 Annual Meeting. A total of 39,484,435 shares of the Company’s common stock, constituting a quorum, were represented in person or by proxy at the 2019 Annual Meeting. The Company’s stockholders voted on three proposals at the 2019 Annual Meeting. The final results of the votes regarding each proposal are set forth below.

Proposal No. 1.  Election of Directors: The Company’s stockholders elected Bernard W. Aronson, Elliott Bisnow and Daniel J. Hanrahan as Class A directors to serve terms expiring at the annual meeting of stockholders to be held in 2022 and until their successors have been duly elected and qualified. The voting results regarding this proposal are set forth below:

Name	For	Withheld	Broker Non-Votes
Bernard W. Aronson	34,966,254	789,154	3,729,027
Elliott Bisnow	35,507,715	247,693	3,729,027
Daniel J. Hanrahan	35,507,715	247,693	3,729,027

Proposal No. 2.  Advisory Resolution on Executive Compensation: The Company’s stockholders approved, on an advisory basis, the 2018 compensation of the Company’s named executive officers disclosed in the Executive Compensation section and the related tables, notes and narrative in the Proxy Statement. The voting results regarding this proposal are set forth below:

For	Against	Abstain	Broker Non-Votes
35,709,099	30,862	15,447	3,729,027

Proposal No. 3.  The Ratification of the Appointment of the Company’s Independent Registered Certified Public Accounting Firm for Fiscal Year 2019: The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for fiscal year 2019. The voting results regarding this proposal are set forth below:

For	Against	Abstain
39,483,423	210	802

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

June 11, 2019	By:	/s/ Craig I. Felenstein
Craig I. Felenstein, Chief Financial Officer